Subsidiaries	12 Months Ended
Dec. 31, 2017
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 7 -  Subsidiaries

A.	Presented hereunder is a list of the Group’s significant subsidiaries:

		The Group’s ownership interest in the subsidiary for the year ended December 31
Name of subsidiary	Principal location of the subsidiary's activity	2016	2017

Netvision Ltd.	Israel	100%	100%
013 Netvision Ltd.	Israel	100%	100%

B.	Sale of indirect subsidiary of the Company

In May 2017, a wholly owned indirect subsidiary of the Company, 013 Netvision Ltd., or Netvision, has entered an agreement for the sale of its holdings in Internet Rimon Israel 2009 Ltd., or Rimon, a subsidiary of Netvision, to the other shareholders of Rimon. In June 2017, the sale of Netvision's holdings in Rimon was completed, following which the Company recorded under Other Income, net, a capital gain of approximately NIS 10 million. The consideration shall be paid to Netvision in several installments over a period of two years from the closing of the transaction.

NIS millions
Total consideration transferred	25

Identifiable assets and liabilities transferred:
Cash and cash equivalents	(12)
Trade and other receivables	(4)
Property, plant and equipment, net	(2)
Intangible assets and others, net	(23)
Trade payables and accrued expenses	7
Other payables, including derivatives	4
Non-controlling interests	15
Total net identifiable assets	15

Capital gain from sale	10

The aggregate cash flows derived for the Group as a result of the sale:

Cash and cash equivalents received	15
Less cash and cash equivalents of the subsidiary	(12)
3

C.
For additional details regarding a reorganization of the Group's subsidiaries following which all the Group's fixed-line operation under the unified license were unified under the Company's wholly owned subsidiary Cellcom Fixed Line Communications, see Note 32E, regarding Regulation and Legislation.